UBS Series Funds

June 20, 2025

Supplement to the summary prospectuses relating to Class A and P shares and Class I shares (collectively, the “Summary Prospectuses”), statutory prospectuses relating to the Class A and P shares (the “Class A/P Prospectus”) and Class I shares (the “Class I Prospectus”) (collectively, the “Statutory Prospectuses” and together with the Summary Prospectuses, the “Prospectuses”) and Statement of Additional Information (the “SAI”), each dated August 28, 2024.

Includes:

•	UBS Ultra Short Income Fund

Dear Investor,

The purpose of this supplement is to update certain information for UBS Ultra Short Income Fund (the “fund”), a series of UBS Series Funds, regarding changes to the portfolio management team for the fund.

Effective as of May 30, 2025, Scott Dolan no longer serves as a portfolio manager for the fund. In addition, effective as of May 30, 2025, Branimir Petranovic has been added as a portfolio manager for the fund.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to Scott Dolan in the Prospectuses and SAI are deleted in their entirety.

The section captioned “UBS Ultra Short Income Fund Summary” and sub-captioned “Portfolio managers” on page 6 of the Summary Prospectuses and page 11 of the Statutory Prospectuses is revised by replacing the paragraph in that section in its entirety with the following:

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Branimir Petranovic are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Petranovic has been a portfolio manager of the fund since May 2025.

The section captioned “Management” and sub-captioned “Portfolio managers” on page 30 of the Class A/P Prospectus and beginning on page 28 of the Class I Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

Robert Sabatino, David Walczak, David Rothweiler and Branimir Petranovic are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Petranovic have primary responsibility for

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managing the fund’s day-to-day investment operations and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective.

The same section of the Statutory Prospectuses is revised by replacing the sixth paragraph of that section in its entirety with the following:

Mr. Petranovic is the Head of US Multi-Sector Fixed Income, where he is responsible for managing the Core, Short Duration, Long Duration, and Multi Income Bond investment strategies. He is also the Head of Credit Derivatives Strategy for Active Fixed Income. He is a member of the Fixed Income Investment Forum. Since joining the US Multi-Sector Fixed Income team in 2007, Mr. Petranovic has been responsible for portfolio construction, strategy formulation and management of Multi-Sector strategies with a focus on credit, rates, foreign exchange/currencies, and derivatives. Prior to joining the firm, Mr. Petranovic was responsible for managing fund of hedge fund portfolios at HFR Asset Management. He also has worked in the fixed income divisions of Goldman Sachs & Co. and Scotia Capital where his focus was interest rate derivatives. Mr. Petranovic is a member of the CFA Institute and the CFA Society of Chicago.

The same section of the Statutory Prospectuses is revised by replacing the last paragraph of that section in its entirety with the following:

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Petranovic.

The section captioned “Investment advisory, administration and principal underwriting arrangements” and sub-captioned “Portfolio managers” beginning on page 54 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

The portfolio managers who are primarily responsible for the day-to-day management of the fund are Robert Sabatino, David Walczak, David Rothweiler and Branimir Petranovic. The following tables provide information relating to other accounts managed by the portfolio managers as of June 30, 2024 (in the case of Messrs. Sabatino, Walczak, and Rothweiler) or March 31, 2025 (in the case of Branimir Petranovic).

The same section of the SAI is revised by inserting the following as the last table of that section:

Branimir Petranovic	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	15	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$241	$2,127	$3,421
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

As of April 30, 2024, Messrs. Sabatino, Walczak and Rothweiler did not own any shares of the fund. As of March 31, 2025, Mr. Petranovic did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2025. All rights reserved.

UBS Asset Management (Americas) LLC

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